UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2007

eMagin Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-24757	56-1764501
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10500 N.E. 8th Street, Suite 1400, Bellevue, WA 98004
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (425)-749-3600

Copies to:
Richard A. Friedman, Esq.
Eric A. Pinero, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported in the Current Report on Form 8-K of eMagin Corporation (the “Company”) dated as of October 13, 2006, on October 9, 2006 the Company received notice from the American Stock Exchange (the “AMEX”), Listing Qualifications Department, stating that the Company does not meet certain of the AMEX’s continued listing standards as set forth in Part 10 of the AMEX Company Guide (the “Company Guide”). Specifically, pursuant to a review by the AMEX of the Company’s 10-Q for the three and six months ended June 30, 2006, the AMEX has determined that the Company is not in compliance with Sections 1003(a)(ii) and 1003(a)(iii) of the Company Guide, respectively, which state, in relevant part, that the AMEX will normally consider suspending dealings in, or removing from the list, securities of a company which (a) has stockholders' equity of less than $4,000,000 if such company has sustained losses from continuing operations and/or net losses in three of its four most recent fiscal years; or (b) has stockholders' equity of less than $6,000,000 if such company has sustained losses from continuing operations and/or net losses in its five most recent fiscal years, respectively.

On November 6, 2006, the Company submitted a plan advising the AMEX of actions that it will take, which may bring it into compliance with Sections 1003 (a)(ii) and 1003(a)(iii) of the Company Guide within a maximum of 18 months of receipt of the notice letter. The plan included specific milestones, quarterly financial projections, and details relating to any strategic initiatives the Company plans to complete.

On January 5, 2007, the Company received notice from the staff of the AMEX indicating that it intends to strike the Company’s common stock from listing on AMEX by filing a delisting application with the Securities and Exchange Commission. In its letter, AMEX stated that it has determined that the Company has failed to comply with continued listing standards.

The AMEX rules provide for an appeal of the above decision which the Company has made by requesting a hearing in accordance with appropriate procedures as outlined by the Company Guide, and has requested AMEX’s approval to continue trading on the exchange during the appeal process. If unsuccessful on appeal, the Company intends to continue to trade on the Over-the-Counter Bulletin Board.

On January 11, 2007, the Company issued a press release announcing the AMEX notice, a copy of which is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit Number	Description
99.1	Press Release of eMagin Corporation dated as of January 11, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eMagin Corporation

Date: January 11, 2007	By:	/s/ John Atherly
John Atherly
Chief Financial Officer